Exhibit 10.35

NEWCARDIO, INC.

MASTER SERVICES AGREEMENT

Effective Date: _____________2010

FOR AND IN CONSIDERATION of the mutual benefits hereunder, NewCardio, Inc. a Delaware corporation, located at 2350 Mission College Blvd, Suite 1175, Santa Clara, CA, 95054 USA,  (hereinafter referred to as “NewCardio”), and ’Licensee’s name and address here’ (herein after referred to as “Licensee”), intending to be legally bound, hereby enter into this Master Services Agreement (the Master Services Agreement together with the Addendum(s) entered into hereunder are hereinafter referred to as the “Agreement”):

1	DEFINITIONS

1.1
“Addendum” means a document executed by both parties, which refers to and incorporates the general terms and conditions of this Agreement and any additional terms contained therein.  Each Addendum shall be incorporated into, made a part of, and attached to this Agreement, and any Addendums shall be numbered serially. In the event of any conflict between this Agreement and an Addendum, the provisions of the Addendum shall prevail with respect only to such Addendum.

1.2	“Application Host Services” means the administration, support and maintenance of the Software on NewCardio equipment as set forth in Section 5.

1.3
“Authorized Organization” means any third party contract research organization, clinical research site, hospital, clinic, physician, patient management organization, other health care provider or any other person or firm who has entered into an agreement with Licensee for Licensee to provide certain clinical trial management and data management services.

1.4	“Authorized Personnel” means employees of Licensee and Authorized Organizations.

1.5	“Delivery Date” means the date in which the Software shall be shipped to the Licensee.

1.6	“Documentation” means all product written materials, manuals, educational, and training materials that describe the use and/or functionality of the Product or Software.

1.7
“Price List” means the price lists set forth in Exhibit A, that specify, as applicable, the Fees associated with the Software, Products, Professional Services and Application Host Services and other charges.

1.8	“Product” means all specific items licensed hereunder, as detailed in the Addendum(s).

1.9	“Professional Services” means any services provided by NewCardio as specified in an Addendum(s).

1.10	“Software” means the specific software items licensed hereunder, as detailed in an Addendum(s).

1.11	“Fee” means the fees charged per Electrocardiogram (ECG), Professional Services Fees, Product Fees or any other charges as set forth in the Price List.

1.12
“Deliverables” means the reports, analyses, data, records, materials and other work product that are  generated by NewCardio in connection with this Agreement.  Specifically excluded from Deliverables are any and all changes and/or updates to the NewCardio software and tools.

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2	TERM OF AGREEMENT

2.1
The Agreement shall be in force from the Effective Date of this Agreement and shall remain in force until terminated in accordance with Article 13.  For avoidance of doubt, execution of this Agreement does not commit or guarantee Licensee will enter into any subsequent Addendum with NewCardio.

3	GRANT OF SOFTWARE LICENSE

3.1	This Agreement and the applicable Addendum set forth the terms and conditions under which Licensee is licensed to use the NewCardio Software.

3.2
NewCardio grants to Licensee the non-exclusive, non-transferable (except as set forth in 12) right and license to use the Software identified in one or more Addendums annexed to this Agreement and the applicable Documentation.

3.3
Unless otherwise indicated in the Addendum, the license for the Software and the Documentation shall be effective from the date of execution by both parties of the applicable Addendum(s) to this Agreement and shall remain in force for the time period as specified in the Addendum(s).

4	GRANT OF PRODUCT LICENSE

4.1	This Agreement and the applicable Addendum set forth the terms and conditions under which Licensee is licensed to use Product.

4.2
This Agreement grants to Licensee the non-exclusive, non-transferable (except as set forth in 12) right and license to use the Product identified in one or more Addendums annexed to this Agreement and the applicable Documentation.

4.3
Unless otherwise indicated in the Addendum, the license for the Product and the Documentation shall be effective from the date of execution by both parties of the applicable Addendum(s) to this Agreement and shall remain in force for the time period as specified in the Addendum(s).

5	NEWCARDIO HOSTED

5.1	If Licensee elects to have NewCardio host the Software at our Data Center (hereinafter referred to as “Data Center”), Licensee will have password access to the Software applications.

5.2
If NewCardio hosts the Software at the Data Center, NewCardio shall provide Software to License twenty-four (24) hours per day, seven (7) days a week.  Licensee agrees that from time to time the Software may be inaccessible or inoperable for the following reasons:  (i) equipment malfunctions; (ii) periodic scheduled maintenance; or (iii) catastrophic events beyond the control of NewCardio or which are not reasonably foreseeable by NewCardio, including interruption or failure of telecommunication or digital communication links or hostile network attacks (collectively referred to as “Downtime”).  NewCardio will (A) provide advance written notice to Licensee in the event of any scheduled Downtime, (B) schedule necessary Downtime for off-peak hours and (C) limit any Downtime to no more than six (6) hours per month, unless preauthorized in writing by Licenses.

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6	LICENSE AND PERMITTED USE

6.1	The Software and/or Product shall be used solely for Licensee's internal business purposes by its Authorized Personnel and by external Authorized Organizations.

6.2	Licensee has rights to install multiple copies of Software.

6.3
Except as necessary to exercise the rights and licenses granted under Sections 3 and 4, Licensee shall not copy or otherwise reproduce, or permit any third party to use, copy or otherwise reproduce, all or any part of the Software and/or Product (including, without limitation, any documentation).

6.4
This Agreement shall not be construed to prohibit Licensee from maintaining a reasonable number of archival copies of the Software. All proprietary notices, logos, copyright notices and similar markings shall be retained on such copies.

6.5
NewCardio retains title to and ownership of any and all proprietary rights with respect to the Software, Product, and Documentation, and all copies and portions thereof, whether or not incorporated into or with other software or products.  Except for those rights specifically granted herein, Licensee is granted no other rights in and to the Software and/or Product. The Software and/or Product delivered pursuant to each Addendum (and all related Documentation), together with all copyrights, patents, trademarks, trade secrets and other proprietary rights, is and shall remain the sole property of NewCardio. The License does not constitute a sale of the Software, Product, and Documentation, or any portion or copy of it.

6.6	Licensee agrees not to disassemble, decompile, decode, or otherwise reverse engineer or attempt to reconstruct or discover any source code or underlying algorithms of the Software.

7	PROFESSIONAL SERVICES

7.1	NewCardio shall provide Professional Services from time to time in accordance with the specific provisions designated in any Addendum.

7.2	NewCardio may engage subcontractors that have been previously approved by Licensee in writing to assist in performing the Professional Services.

7.3
Licensee shall promptly notify NewCardio if Licensee believes there is a justifiable problem with an employee or approved subcontractor assigned by NewCardio to perform Professional Services, or if Licensee justifiably believes the Professional Services being performed are not satisfactory.  NewCardio will, as applicable, (a) promptly remove any such employee or subcontractor and replace such employee or subcontractor with person or entity with appropriate qualifications, education, training and experience and (b) use diligent best efforts to remedy any Professional Services that are not being performed satisfactorily.

7.4
Licensee shall provide NewCardio employees or subcontractors performing Professional Services with reasonable access to work areas, computer terminals, data, software, test time, personnel, and any other reasonable assistance as may be required for performance of the Professional Services set forth in the Addendum(s).

7.5
NewCardio and Licensee are independent contractors and no employment, agency, association, partnership, joint venture or other relationship, inconsistent with that of an independent contractor shall be created by performance of the Professional Services or Maintenance Services specified in an Addendum(s).

7.6
 In the event that a party believes that the services required by Licensee are greater than the Addendum or Licensee desires to amend the requirements of any particular Addendum, including, without limitation, the software licensed, details of particular performance obligations, standards of performance, timing or duration of performance, or the scope of services under the applicable Addendum, such party will submit a written “change request” to the other party.  The parties will promptly negotiate the terms of such proposal in good faith including, without limitation, any required changes in the required services, the timing of performance, and the costs and/or fees to be charged to Licensee associated with such amendment., and, upon mutual agreement, execute a written amendment to such Addendum (“Change Order”), provided that neither party will have any obligations under a Change Order unless and until mutually executed.

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8	MAINTENANCE SERVICES

8.1
Maintenance Services are provided for all Software and Products licensed to Licensee as set forth in one or more Addendums attached to this agreement.  Maintenance Services include updating the Software for enhancements and corrections and providing Customer Service support. “Maintenance Service” means: (1) off-site telephone support by NewCardio (2) software corrections (3) improvements and enhancements and updates (Software and Documentation) to the licensed Software, which are designated as such by NewCardio, to keep the licensed Software, competitive in the marketplace. As part of the maintenance services, NewCardio is responsible for ensuring that the Software, including without limitation any and all software components, will support the operations of the Licensee specific to the functionality as documented in the then currently published software specifications.  Reasonable travel, living and out of pocket expenses approved by Licensee and incurred by NewCardio for on-site Maintenance Services will be reimbursed to NewCardio by Licensee.

8.2	For clarity, Maintenance Service does not include Professional Services.

9	PRICING AND FEES

9.1
During the term of the this Master Services Agreement, all prices for Software, Professional Services, Products and Application Host Services will be set forth in the Price List to be attached as Appendix A.  The Price List may be reviewed periodically, at a minimum annually, in order to adjust for new and/or enhanced Software, Professional Services, Products and Hosted Application Services as well as current market conditions.  Price list will be reviewed, and agreed to with Licensee prior to going effective.

9.2	Upon signing an Addendum, Licensee shall pay NewCardio the applicable fees set forth in the Addendum(s). All fees are exclusive of shipping charges, which shall be invoiced separately.

9.3	All fees hereunder are payable without offset or deduction of any kind.

9.4	All undisputed Fees are due and payable thirty (30) days after the date of the invoice.

9.5
After sixty (60) days from the date of invoice, if any invoice remains unpaid, all NewCardio related services may be suspended until payment is received provided that 1) Licensee has been made aware of the unpaid invoice and has not paid said invoice within five (5) days after such notification; and 2) the invoice amount is not disputed.

9.6	All Fees mentioned in this Agreement and payable under any Addendum(s) are payable in U.S. dollars.

9.7	All Fees, referred to in this Agreement and payable under any Addendum(s) hereunder are net of any applicable sales, use, property and other taxes and import or other duties.

10	WARRANTIES; INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

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10.1	THE WARRANTY PERIOD SHALL COMMENCE ON THE DELIVERY DATE AND SHALL CONTINUE FOR A PERIOD OF NINETY (90) DAYS (“WARRANTY PERIOD”).

10.2
DURING THE WARRANTY PERIOD, NEWCARDIO WARRANTS THAT THE SOFTWARE PROVIDED SHALL FUNCTION SUBSTANTIALLY AS DESCRIBED IN THE THEN CURRENTLY PUBLISHED NEWCARDIO SOFTWARE SPECIFICATIONS, AS MODIFIED FROM TIME TO TIME.

10.3
NEWCARDIO’S SOLE OBLIGATION FOR A BREACH OF THE ABOVE WARRANTY SHALL BE TO REMEDY OR REPAIR, AS SOON AS REASONABLY PRACTICABLE, ALL SUBSTANTIAL AND DEMONSTRABLE ERRORS AND MALFUNCTIONS IN THE SOFTWARE AND/OR PRODUCT AT NO CHARGE TO LICENSEE.  NEWCARDIO MAY, AT ITS SOLE DISCRETION, PROVIDE EITHER AN UP-DATE OF THE AFFECTED ITEM OR AN ALTERNATIVE METHOD WHICH HAS SUBSTANTIALLY THE SAME FUNCTIONALITY. NEWCARDIO’S AFOREMENTIONED WARRANTY OBLIGATION IS CONDITIONAL UPON: (1) LICENSEE GIVING NEWCARDIO WRITTEN NOTICE OF ANY SUBSTANTIAL MALFUNCTION PROMPTLY AND IN ANY EVENT WITHIN THE WARRANTY PERIOD; (2) THE SAID MALFUNCTION BEING REPEATEDLY DEMONSTRABLE; AND (3) NO UNAUTHORIZED ADDITION TO OR MODIFICATION OF THE SOFTWARE HAVING BEEN UNDERTAKEN BY LICENSEE OR A THIRD PARTY, PROVIDED THAT SUCH THIRD PARTY IS NOT ACTING ON BEHALF OF NEWCARDIO.  ANY ERROR CORRECTIONS, BUG FIXES, PATCHES OR OTHER UPDATES USED TO IN CONNECTION WITH THE WARRANTY SHALL BE THE SOLE PROPERTY OF NEWCARDIO.

10.4
NEWCARDIO REPRESENTS THAT IT HAS THE RIGHT TO MARKET, DISTRIBUTE, MAINTAIN AND SUPPORT THE SOFTWARE AND/OR PRODUCT LICENSED TO LICENSEE WITHOUT INFRINGING OR MISAPPROPRIATING ANY INTELLECTUAL PROPERTY RIGHT, PRIVACY RIGHT OR OTHER PROPRIETARY RIGHT OF ANY PERSON OR ENTITY.

10.5
NEWCARDIO REPRESENTS AND WARRANTS THAT (A) THE SERVICES WILL BE PERFORMED IN ACCORDANCE WITH THIS AGREEMENT, (B) ALL PERSONNEL PERFORMING SERVICES ARE FULLY QUALIFIED (BY EDUCATION, TRAINING AND EXPERIENCE) TO PROPERLY PERFORM THEIR TASKS UNDER THIS AGREEMENT, (C) NEWCARDIO, ITS OPERATIONS AND ALL FACILITIES USED IN PERFORMANCE OF THE SERVICES ARE AND WILL REMAIN IN COMPLIANCE WITH ALL APPLICABLE LAWS (INCLUDING WITHOUT LIMITATION, REGULATIONS PERTAINING TO cGCP AND FDA APPROVALS), (D) THERE ARE NO PENDING OR ACTIVE INVESTIGATIONS, INQUIRIES OR LITIGATION PERTAINING TO NEWCARDIO, ITS OPERATIONS OR ANY OF THE FACILITIES USED IN PERFORMANCE OF THE SERVICES AND, TO THE BEST OF NEWCARDIO’S KNOWLEDGE, THERE IS NO BASIS ON WHICH ANY SUCH INVESTIGATION, INQUIRY OR LITIGATION COULD BE BASED AND (E) NEITHER NEWCARDIO, NOR ANY OF ITS AFFILIATES OR SUBCONTRACTORS, NOR ANY OF THEIR OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS IS, OR HAS BEEN, DEBARRED OR SUBJECT TO DEBARMENT, DISQUALIFIED OR BANNED BY THE FDA OR EQUIVALENT REGULATORY AUTHORITY, AND NO PERSON OR ENTITY WHICH HAS BEEN DEBARRED, DISQUALIFIED OR BANNED BY THE FDA OR EQUIVALENT REGULATORY AUTHORITY (OR INDICTED FOR A CRIME OR OTHERWISE ENGAGED IN CONDUCT FOR WHICH IT COULD BE DEBARRED) WILL BE USED IN ANY CAPACITY IN CONNECTION WITH PERFORMANCE OF THE SERVICES.  NEWCARDIO SHALL IMMEDIATELY NOTIFY LICENSEE IN WRITING IF ANY SUCH INDIVIDUAL OR ENTITY IS DEBARRED OR BECOMES SUBJECT TO ANY DEBARMENT INVESTIGATION, INQUIRY OR LITIGATION.

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10.6
EXCEPT AS OTHERWISE SPECIFIED IN THIS AGREEMENT, NO OTHER WARRANTIES ARE MADE BY EITHER PARTY AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.7
IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY REASON WHATSOEVER, WHETHER IN CONTRACT OR TORT, FOR ANY LOSS RESULTING FROM THE USE OF THE SOFTWARE, WHETHER INTENDED OR FORESEEABLE, OR FOR ANY FORM OF INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR INCIDENTAL LOSS, DAMAGE OR EXPENSE (INCLUDING, BUT NOT LIMITED TO, LOSS DUE TO INABILITY TO OBTAIN DATA, LOSS OF BUSINESS, OR LOSS OF ANTICIPATED PROFITS) IN CONNECTION WITH AN ARISING OUT OF THE FURNISHING, FUNCTIONING OR USE OF ANY SOFTWARE OR SERVICES PROVIDED UNDER THIS AGREEMENT OR ANY ADDENDUM OR ADDENDUM ENTERED INTO PURSUANT TO IT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

10.8
 NEWCARDIO AGREES TO DEFEND OR SETTLE, AT ITS OPTION, ANY ACTION BROUGHT AGAINST LICENSEE ARISING FROM ANY CLAIM THAT LICENSEE'S USE OF THE SOFTWARE AND/OR PRODUCT UNDER THE TERMS OF THIS AGREEMENT OR ANY LICENSE OR ADDENDUM UNDER THE TERMS OF THIS AGREEMENT, INFRINGES ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER PROPRIETARY RIGHT BELONGING TO A THIRD PARTY (“THIRD PARTY CLAIM”) AND TO HOLD LICENSEE HARMLESS FROM LIABILITIES, LOSSES, COSTS, DAMAGES, EXPENSES AND REASONABLE ATTORNEY'S FEES THAT RESULT FROM ANY SUCH THIRD PARTY CLAIM. THE FOREGOING OBLIGATIONS ARE CONDITIONED UPON: (1) NEWCARDIO BEING PROMPTLY NOTIFIED IN WRITING BY LICENSEE OF ANY THIRD PARTY CLAIM; (2) LICENSEE GIVING NEWCARDIO EXPRESS SOLE AUTHORITY TO CONDUCT THE DEFENSE OF ANY THIRD PARTY CLAIM AND ALL NEGOTIATIONS OF A SETTLEMENT OR COMPROMISE; (3) LICENSEE ALLOWING ITS NAME TO BE USED IN PROCEEDINGS, AS NECESSARY; (4) LICENSEE PROVIDING NEWCARDIO WITH ALL REASONABLE ASSISTANCE IN DEFENDING ANY THIRD PARTY CLAIM (AT NEWCARDIO’S EXPENSES); AND (5) THE THIRD PARTY CLAIM SHALL NOT HAVE ARISEN DUE TO UNAUTHORIZED ACTS OR INTENTIONAL MISCONDUCT OF LICENSEE OR A THIRD PARTY, PROVIDED THAT SUCH THIRD PARTY IS NOT ACTING ON BEHALF OF NEWCARDIO, INCLUDING USE OR COMBINATION OF THE SOFTWARE WITH SOFTWARE OR HARDWARE NOT SUPPLIED OR APPROVED BY NEWCARDIO. IF THE SOFTWARE AND/OR PRODUCT IS THE SUBJECT OF A THIRD PARTY CLAIM, NEWCARDIO MAY AT ITS OPTION AND EXPENSE EITHER: (1) OBTAIN AN APPROPRIATE LICENSE FOR LICENSEE TO CONTINUE USING THE SOFTWARE AND/OR PRODUCT FROM THE PARTY CLAIM, NEWCARDIO THE THIRD PARTY CLAIM; OR (2) REPLACE OR MODIFY THE SOFTWARE AND PRODUCT (OR PARTS THEREOF) THAT IS THE SUBJECT OF THE THIRD PARTY CLAIM SO LONG AS IT IS FUNCTIONALLY EQUIVALENT AND NO LONGER INFRINGING AS ALLEGED. EXCEPT FOR ITS INDEMNIFICATION OBLIGATIONS SET FORTH ABOVE, NEWCARDIO SHALL HAVE NO FURTHER LIABILITY TO LICENSEE

10.9
NEWCARDIO INDEMNIFIES LICENSEE FROM LIABILITY FOR PERSONAL INJURY OR PROPERTY DAMAGE CAUSED SOLELY BY NEWCARDIO NEGLIGENCE OR WILLFUL MISCONDUCT WHILE PERFORMING ITS OBLIGATIONS PURSUANT TO THIS AGREEMENT ON LICENSEE'S PREMISES.

10.10
EXCEPT FOR NEWCARDIO’S OBLIGATIONS AS SET FORTH IN SECTION 10.12, NEITHER PARTY’S LIABILITY HEREUNDER SHALL IN ANY EVENT, EXCEED TWO TIMES THE TRANSACTION FEES AND PROFESSIONAL SERVICES FEES PAID BY LICENSEE FOR THE PARTICULAR NEWCARDIO SOFTWARE, PRODUCT OR SERVICES INVOLVED AS DEFINED IN A SPECIFIC ADDENDUM.  NEWCARDIO’S LIABILITY FOR NEWCARDIO’S INDEMNIFICATION OBLIGATIONS HEREUNDER SHALL NOT EXCEED $1,000,000.

10.11
NEWCARDIO WILL NOT PROVIDE A MEDICAL DIAGNOSIS OR ANY OTHER FORM OF PATIENT CARE, BUT RATHER A DATA REDUCTION SERVICE ONLY, WHICH MAY BE UTILIZED BY LICENSEE FOR SUCH PURPOSES AS LICENSEE OR ITS AUTHORIZED PERSONNEL IN THEIR SOLE DISCRETION MAY DETERMINE; AND LICENSEE HAS INFORMED AUTHORIZED PERSONNEL THAT THE SERVICES SHALL NOT IN ANY WAY BE RELIED UPON FOR PURPOSES OF PROVIDING MEDICAL CARE TO ITS PATIENTS INVOLVED WITH THE SOFTWARE.

10.12
NEWCARDIO SHALL AT ITS OWN EXPENSE OBTAIN AND MAINTAIN INSURANCE IN AMOUNTS AND TYPES SUFFICIENT TO PROTECT AGAINST LIABILITY WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHT OR OTHER PROPRIETARY RIGHT OF ANY PERSON OR ENTITY UNDER THE PROVISIONS OF THIS SECTION 10 THAT ARE SUBJECT TO THIS AGREEMENT OR ANY APPLICABLE ADDENDUM, INCLUDING, WITHOUT LIMITATION, AN INSURANCE POLICY WITH A COVERAGE AMOUNT OF AT LEAST $1,000,000 TO COVER LOSS, DAMAGE, LIABILITY, OR COSTS TO WHICH IT IS LIABLE TO INDEMNIFY LICENSEE UNDER THE PROVISIONS OF THIS SECTION 10.   ALL INSURANCE MUST BE PROVIDED BY CARRIERS WITH A.M. BEST OR S&P RATINGS OF “A VII” OR BETTER  AND MUST BE WITH INSURANCE COMPANIES LAWFULLY AUTHORIZED TO DO BUSINESS IN THE JURISDICTION IN WHICH THE SERVICES ARE TO BE PERFORMED.

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11	PROPRIETARY RIGHTS

11.1
Licensee acquires no right in and/or to any NewCardio trademarks, copyrights, patents, trade secrets or any other intellectual property rights belonging to NewCardio by virtue of entering into this Agreement or any Addendum hereunder. Except as permitted in this Agreement or an Addendum, Licensee shall not make the Software, Products and Documentation available for use by or for the benefit of any other party, whether or not for consideration. Licensee shall take all reasonable precautions to maintain the confidentiality of the Software, Products and Documentation in accordance with Article 15 “Confidentiality”. Without limiting the generality of the foregoing, Licensee shall acquire no rights in and or to any source code and shall not reverse engineer, disassemble or take any other steps to discover such source code.

11.2
As between the parties, Licensee shall own all right, title and interest (including intellectual property rights) in and to all Deliverables.  All Deliverables are works made for hire to the extent allowed by law and, in addition, NewCardio hereby makes and agrees to make all assignments necessary to accomplish the foregoing ownership, irrevocably and exclusively throughout the world.  NewCardio shall (and shall cause its employees and subcontractors to) assist Licensee, at Licensee’s expense, to further evidence, record and perfect such assignments, and to obtain, maintain, enforce, and defend any rights assigned.  NewCardio hereby irrevocably designates and appoints Licensee and its officers as NewCardio’s agents and attorneys-in-fact to act for and in NewCardio’s behalf to execute and file any document and to do all other lawfully permitted acts to further the foregoing with the same legal force and effect as if executed by NewCardio.

12	ASSIGNMENT

12.1
This Agreement and the rights and obligations hereunder may not be assigned or otherwise transferred by either party without the prior written consent of the other, except that either party (without consent) may assign its rights and obligations hereunder to any of its Affiliates, any Authorized Organization or to any successor to all or substantially all of its business that concerns this Agreement (whether by sale of stock or assets, merger, consolidation or otherwise), provided that the assigning party shall notify the other party promptly after any such assignment or transfer and the non-assigning party shall have the right for sixty (60) days after its receipt of such notice to terminate this Agreement upon written notice to the assigning party. This Agreement will be binding upon, and inure to the benefit of, the successors, representatives, and permitted assigns of the parties.

13	DEFAULT AND TERMINATION

13.1
NewCardio solely at its option, may terminate this Agreement and any License, or Addendum(s) under this Agreement, if one or more of the following occur: (1) subject to Section 13.1(2), Licensee is in default of any provision of this Agreement or any Addendum(s) under it, and fails to cure such default within thirty (30) days after receipt of written notice of the cause of default or (2) after sixty (60) days written notice, Licensee fails to pay any fee as pursuant to this contract or any addendum

13.2
Licensee may terminate this Agreement and/or any Addendum under it, (1) if NewCardio is in default of any provision of this Agreement or any Addendum(s) under it, and fails to cure such default within thirty (30) days after receipt of written notice of the cause of default or (2) at any time, for convenience (including without limitation, in the case the agreement between Licensee and the applicable Authorized Organization is terminated for any reason) upon thirty (30) days written notice to NewCardio. Upon such termination Licensee's right to use any Software and/or Product will be terminated upon the expiration of the thirty (30) day notice period

13.3	All obligations (including obligations of payment) that accrued prior to the effective date of termination and any remedies for breach shall survive any termination.

13.4
 Upon termination or expiration of this Agreement, Licensee shall immediately cease using such Software and/or Product and delete same and all associated items from its library. Further, Licensee shall return to NewCardio all copies of the Software, Product and materials provided by NewCardio in connection with the License or reproduced by Licensee in accordance with this Agreement. Upon written demand from NewCardio, Licensee shall confirm in writing to NewCardio that such deletion of the Software and/or Product and return of all Software and/or Product and materials has occurred.  Upon termination or expiration of this Agreement, NewCardio shall promptly deliver to Licensee all Deliverables and works in process and, if applicable, provide reasonable information, cooperation and assistance in connection with transitioning the services to another contractor; and

13.5
Survival.  The provisions of Article 10 (Warranties, Indemnity, Limitation of Liability, Insurance), Article 11 (Proprietary Rights), Article 15 (Confidentiality), Article 16 (Non-Solicitation and Hiring of Employees) and Article 19 (General) shall survive any expiration or termination of this Agreement and continue, thereafter, in full force and effect.

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14	SUB-LICENSING PROVISIONS REGARDING THIRD PARTY SOFTWARE

14.1
NewCardio may be a Value Added Reseller (VAR) for hardware or software components (“Third Party Software”) that are part of the NewCardio Software and/or Product.  There is nothing set forth in this section 14 that in any way limits or reduces our support obligation, as defined in Section 8.1, for any Third Party Software that is part of the NewCardio Software and/or Product.  As such, this Agreement provides as follows:

14.1.1
 Scope Of Use: The Third Party Software is licensed for use with NewCardio's Software and/or Product only and not for any other purpose; no title is intended to pass to the Licensee, and no right is granted to rent, time-share, or reproduce the Third Party Software, except for temporary transfer in the event of malfunction.

14.1.2
No Reverse Engineering: The Licensee agrees not to disassemble, decompile, decode, or otherwise reverse engineer or attempt to reconstruct or discover any source code or underlying algorithms of the Third Party Software. Duplication is permitted only for a single backup or archival copy.

14.1.3	No Export or Re-Export. The Licensee agrees not to export or re-export outside of the United States without prior written consent from NewCardio.

14.1.4
No Warranties.   NewCardio Does not make any warranties, express or implied, on behalf of any third party provider of Third Party Software and NewCardio Disclaims all warranties and liabilities for any third party provider of software including without limitation the implied warranties of merchantability and fitness for a particular purpose, except as with regards to the warranties and limitations on liabilities set forth in Section 10. Where allowable by the Third Party Software provider, NewCardio will pass through to Licensee any third party warranties in respect of the Third Party Software.

14.1.5
Limitation of Liability.   In no event will NewCardio have any liability, based on contract, tort or otherwise, for direct, indirect, consequential, or any damages arising from any third party software within the licensed application, except as with regards to the warranties and limitations on liabilities set forth in Section 10.

14.1.6
No Use of Third Party Names or Trademarks.  The licensee may not use the third party name or trademarks of any third party provider of Third Party Software without the written permission of such third party.

14.1.7
Return of Software, Etc At the termination of the Agreement the Licensee will discontinue use of, and destroy or return to NewCardio, the Third Party Software and all archival or other copies of the Third Party Software.

15	CONFIDENTIALITY

15.1
Confidential Information.  “Confidential Information” means (a) any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects, that is marked or identified as “confidential,” “proprietary” or some similar designation at the time of disclosure or that is of such a nature that should reasonably be considered to be confidential or proprietary, including, without limitation, algorithms, business plans, customer data, customer lists, customer names, designs, documents, drawings, engineering information, financial analyses, forecasts, formulas, hardware configuration information, know-how, ideas, inventions, market information, marketing plans, processes, products, product plans, research, specifications, software, source code and trade secrets (collectively, the “Disclosed Materials”) and (b) any information otherwise obtained, directly or indirectly, from a receiving party through inspection, review or analysis of the Disclosed Materials.  Confidential Information shall also include information of a third party that is in the possession of one of the parties and is disclosed to the other Party under this Agreement.  Licensee hereby acknowledges and agrees that the Software, Product and Documentation constitute and contain valuable proprietary products and trade secrets of NewCardio embodying substantial creative efforts and confidential information, ideas, and expressions. Accordingly, Licensee agrees to treat (and take precautions to ensure that its employees treat) the Software, Product and Documentation as Confidential Information.

15.2
Maintenance of Confidential Information. Each party agrees to keep confidential all Confidential Information disclosed to it by the other party or obtained by it in accordance herewith, to use such Confidential Information except and only for the purposes contemplated by this Agreement and to protect the confidentiality thereof in the same manner it protects the confidentiality of similar information and data of its own (at all times exercising at least a reasonable degree of care in the protection of confidential information); provided, however, that neither party shall have any such obligation with respect to use or disclosure to others not parties to this Agreement of such Confidential Information as can be established to: (a) have been known publicly before communication by the disclosing party to the recipient; (b) have become know publicly, without fault on the part of the recipient, subsequent to disclosure by the disclosing party; (c) have been rightfully known otherwise by the recipient without any obligation of confidentiality before communication by the disclosing party; or (d) have been received by the recipient without any obligation of confidentiality from a source (other than the disclosing party) lawfully having possession of such information.

15.3
Required Disclosure.  Nothing herein shall prevent a receiving party from disclosing all or part of the other's Confidential Information as necessary pursuant to court order, the lawful requirement of a governmental agency or when disclosure is required by operation of law (including disclosures pursuant to applicable securities laws or regulations thereunder); provided, that prior to any such disclosure, the receiving party shall use reasonable efforts to (a) promptly notify the disclosing party in writing of such requirement to disclose and (b) cooperate fully with the disclosing party in protecting against or minimizing any such disclosure or obtaining a protective order.

15.4
Injunctive Relief.  Each party agrees that, in the event of any breach or threatened breach of Sections 11 and 15, the non-breaching party will suffer irreparable damage for which it will have no adequate remedy at law.  Accordingly, the non-breaching party shall, in addition to any other legal or equitable remedies, be entitled to seek an order for specific performance, or an injunction or similar equitable relief against such breach or threatened breach, without the necessity of posting any bond.

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16	NON-SOLICITATION AND HIRING OF EMPLOYEES

16.1
During the term of this Agreement and for 1 year thereafter, neither party will directly or indirectly recruit, employ or retain any employee of the other party, or otherwise solicit, induce or influence any employee to leave their employment with the other party, or attempt to do so.  The foregoing shall not apply to general help-wanted advertisements or any employee who first approaches the other party of his or her own accord.

17	NO EXPORT OR RE-EXPORT

17.1
The License granted hereunder does not permit export of the Software, Product, and Documentation without the prior written consent of NewCardio.  Licensee will not export, re-export, divert, transfer or disclose, directly or indirectly the Software, Product, Documentation, and any related technical information or materials without complying strictly with all legal requirements including without limitation obtaining the prior approval of the U. S., Department of Commerce and, if necessary, other agencies or departments of the U.S. Government.  Licensee will execute and deliver to NewCardio such “Letters of Assurance” as may be required under applicable export regulations.  Licensee shall indemnify NewCardio against any loss related Licensee’s failure to conform to these requirements.

18	US GOVERNMENT CONTRACT PROVISIONS

18.1
This Agreement is for Licensee's acquisition of licensed programs and materials for its internal use. No Government procurement regulation or contract clauses or provision shall be deemed a part of any transaction between the parties under this Agreement unless its inclusion is required by law, or mutually agreed upon in writing by the parties in connection with a specific transaction.

18.2
If the Licensed Software is acquired by or on behalf of a unit or agency of the United States government, this provision applies. The Licensed Software is (a) existing computer software, and was developed at private expense, (b) is a trade secret of NewCardio for all purposes of the Freedom of Information Act, (c) is “commercial computer software” subject to limited utilization as expressly stated in this Agreement, (d) in all respects is proprietary data belonging to NewCardio, and (e) is unpublished and all rights are reserved under the copyright law of the United States. For civilian agencies and entities acquiring Licensed Software under a GSA Schedule, Licensed Software is licensed only with “Restricted Rights” and use, reproduction or disclosure is subject to restrictions set forth in subparagraph (a) through (d) of the Commercial Computer Software – Restricted Rights clause at 52.227-19 of the Federal Acquisition Regulations and its successors. For units of the Department of Defense (DoD), this Licensed Software is licensed only with “Restricted Rights” and use, duplication, or disclosure is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 of the DoD Supplement to the Federal Acquisition Regulations and its successors.

19	GENERAL

19.1	Governing Law. This Agreement and all Addendums and Addendums under it shall be governed by and interpreted under the laws of the State of California.

19.2
Licensee acknowledges and accepts that the role of NewCardio is solely that of a supplier of Software and related items and that it is Licensee's responsibility to determine its own data processing requirements and to satisfy itself that the Software meets such requirements. Furthermore, Licensee recognizes it is responsible for the selection, use of and results obtained from any Software or equipment used in conjunction therewith.

19.3
NewCardio will use reasonable efforts and industry standard virus detection techniques to protect all Software (and the tapes or other media in which they are embedded) from computer viruses or other contaminants. NewCardio represents and warrants that, to the best of its knowledge, the Software (and tapes or other media in which they are embedded) provided by it do not contain any programming codes or instructions that are constructed to damage, interfere with or otherwise adversely affect the Software.

19.4
No publication; Publicity.  NewCardio shall not publish any abstract or article or make any presentation that is related or refers to this Agreement, the Professional Services, or other Deliverables, in whole or in part, without the prior written consent of Licensee, at its sole discretion.  NewCardio shall not use any name, trade name, trademark, logo or other designation of License, Authorized Organizations or any of their affiliates or employees in any press release, advertising, marketing, publicity or other promotional activity, without the prior written consent of Licensee, at its sole discretion.  Except as already permitted in this Section, already made public pursuant to the terms of Section 15.2, or subject to the procedure set forth in Section 15.3, NewCardio agrees not to disclose to any third party (a) the existence of this Agreement, (b) the fact that any relationship exists between parties or (c) any other disclosure from which any of the foregoing may be reasonably ascertainable.

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19.5
Notices.  Notices under this Agreement, any Addendum or Amendment shall be deemed given one (1) day after being presented to Federal Express or the equivalent for delivery to a party at the addresses specified below or such new address as either party shall communicate to the other party.

TO:

’Licensee’.

Address:

Attn:

TO:

NewCardio, Inc.

2350 Mission College Blvd, Suite 1175

Santa Clara, CA, 05054, USA

Attn: Chief Financial Officer

19.6
Force Majeure.  No party to this Agreement or any Addendum under it shall be liable for delay or failure in the performance of its contractual obligations arising from anyone or more events, which are beyond its reasonable control. Upon such delay or failure affecting one party, that party shall notify the other party and use all reasonable endeavors to cure or alleviate the cause of such delay or failure with a view to resuming performance of its contractual obligations as soon as practicable.

19.7
Waiver.  The failure of any party to enforce or exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement or any Addendum under it does not constitute, and shall not be construed as, a waiver of such term or right and shall in no way affect that party's right to later enforce or exercise it. The waiver by either party of the breach of any provision of this Agreement shall not constitute a waiver of the breach of any other provision or of the subsequent breach of the same or any other provision.

19.8
Severability.  The invalidity or unenforceability of any term of or any right arising pursuant to this Agreement or any Addendum shall in no way affect the remaining terms or rights and if any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that the Agreement shall otherwise remain in full force and effect and enforceable.

19.9	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties, and their heirs and successors.

19.10	Amendment. This Agreement may not be amended, waived, terminated or superseded except by a written instrument signed by the parties.

19.11	Plural and Singular Usage. As used herein, the singular of any term includes the plural and the plural means the singular, whenever the context so requires.

19.12	Headings. The section headings in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

19.13
Notwithstanding the general rules of construction, both NewCardio and Licensee acknowledge that both parties were given an equal opportunity to negotiate the terms and conditions contained in this Agreement and agree that the identity of the drafter of this Agreement is not relevant to any interpretation of the terms and conditions of this Agreement.

19.14
Entire Agreement.  The entire understanding between the parties is contained in this Agreement and all Addendums hereto. This Agreement supersedes all prior statements, representations, agreements, understandings and negotiations, whether written or oral, and in all cases takes precedence.

19.15
No Publication.  The Licensee will not publish any results of benchmark tests run on the Software application programs. The Licensee hereby agrees that NewCardio shall not be liable for any claims for damages arising from such use.

19.16
Counterparts. This Agreement may be executed in any number of counterparts and via facsimile signature, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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NewCardio Inc.:	Licensee:
Signature	Signature
Title:	Title:
Date	Date

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